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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         July 7, 1997
                                                  ----------------------------

                       Preferred Employers Holdings, Inc.
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             (Exact name of Registrant as specified in its charter)


             Delaware                  1-12677               65-0698779
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(State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation or organization)     File Number)         Identification No.)


    10800 Biscayne Blvd. Miami, Florida                          33161
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  (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:       (305) 893-4040
                                                    --------------------------


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          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         On July 7, 1997, the Company entered into an employment agreement with
D. Mark Olson, pursant to which Mr. Olson shall serve as Vice Chairman and Chief Operating Officer of the Company. Prior to his employment with the Company, Mr. Olson served as President, Chief Executive Officer and a director of PCA Solutions, Inc., a workers' compensation third party administration company. Prior to PCA Solutions, Inc., Mr. Olson served as National Director of Sales for Kemper Financial Services ("KFS") and later as Chairman, President and Chief Executive Officer of Invest Financial Corporation, a KFS subsidiary. He has also served as a consultant to many of the nation's largest insurance and asset management companies.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

               10.1 Employment Agreement between the Registrant and D. Mark Olson dated July 7, 1997.

               99.1   Press release of the Registrant, dated July 7, 1997.












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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      Preferred Employers Holdings, Inc.



Dated: July 9, 1997                   By: /s/ Mel Harris
                                          -----------------------------------
                                          Mel Harris
                                          Chairman of the Board and
                                          Chief Executive Officer












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                                  EXHIBIT INDEX


Number                      Exhibit
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10.1                        Employment Agreement between the Registrant and
                            D. Mark Olson dated July 7, 1997.

99.1                        Press Release of the Registrant dated July 7, 1997.













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